SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) September 1, 2006

Strategic Hotels & Resorts, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-32223	33-1082757
(Commission File Number)	(I.R.S. Employer Identification No.)

77 West Wacker Drive, Suite 4600, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

(312) 658-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 1, 2006, SHR Scottsdale X, L.L.C. (“SHR Scottsdale X”) and SHR Scottsdale Y, L.L.C. (“SHR Scottsdale Y”), entities that will upon completion of the reverse exchange transaction described in Item 2.01 below be owned or controlled by Strategic Hotel Funding, L.L.C. (“SH Funding”), the operating company of Strategic Hotels & Resorts, Inc. (the “Company”), entered into a Loan and Security Agreement (the “Loan Agreement”) with Citigroup Global Markets Realty Corp. (the “Loan”). The principal amount of the Loan is $180,000,000, which is accruing interest at 5.89% per annum up to, but not including September 15, 2006, and will thereafter accrue interest at LIBOR + 0.56% per annum. The Loan is secured by the Fairmont Scottsdale Princess hotel.

In addition, on September 1, 2006, SHR Scottsdale Mezz X-1, L.L.C. and SHR Scottsdale Mezz Y-1, L.L.C., entities that will upon completion of the reverse exchange transaction described in Item 2.01 below be owned or controlled by SH Funding, entered into a Mezzanine Loan and Security Agreement (the “Mezzanine Loan Agreement”) with Citigroup Global Markets Realty Corp. (the “Mezzanine Loan”). The principal amount of the Mezzanine Loan is $90,000,000, which is accruing interest at 6.03% per annum up to, but not including September 15, 2006, and will thereafter accrue interest at LIBOR + 0.70% per annum through March 9, 2007. In addition, if the Mezzanine Loan is extended to September 9, 2008, interest will accrue after March 9, 2007 at LIBOR + 3.50% per annum. The Mezzanine Loan is secured by a 100% interest in SHR Scottsdale X and SHR Scottsdale Y.

The foregoing description of the Loan is qualified in its entirety by reference to the Loan Agreement and the Note, which will be attached as exhibits to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2006 (the “Form 10-Q”) which the Company intends to file in November 2006. The foregoing description of the Mezzanine Loan is qualified in its entirety by reference to the Mezzanine Loan Agreement and Mezzanine Note, which will be attached as exhibits to the Form 10-Q which the Company intends to file in November 2006.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 1, 2006, affiliates of SH Funding closed on the initial steps of an Internal Revenue Code Section 1031 reverse exchange transaction in connection with its previously announced acquisition of The Fairmont Scottsdale Princess hotel from Scottsdale Princess Partnership, an affiliate of Fairmont Raffles Holdings International (the “Seller”), for a purchase price of $345.0 million and an adjacent 10-acre development parcel for $15.0 million (the “Acquisition”). Pursuant to the reverse exchange transaction, the property was acquired by affiliates of a third party exchange intermediary which leases the property to affiliates of SH Funding pending the possible sale within 180 days of other properties that will be part of the reverse exchange. The reverse exchange was funded using borrowings under the Company’s bank credit facility and under the Loan and Mezzanine Loan.

The foregoing description of the Acquisition is qualified in its entirety by reference to the Purchase and Sale Agreement, dated as of July 5, 2006, between SHR Scottsdale, L.L.C. and the Seller, a copy of which is attached to this Current Report on Form 8-K (this “Current Report”).

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Item 7.01 Regulation FD Disclosure.

A copy of the press release relating to the Acquisition is attached to this Current Report as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended by the Exchange Act, regardless of any incorporation by reference language in any such filing.

This Current Report contains forward-looking statements about the Company. Except for historical information, the matters discussed in this Current Report are forward-looking statements subject to certain risks and uncertainties that could cause the actual results to differ materially, including but not limited to the following: the satisfaction of all closing conditions; availability of capital; ability to obtain or refinance debt; rising interest rates; rising insurance premiums; cash available for capital expenditures; competition; demand for hotel rooms in our current and proposed market areas; economic conditions generally and in the real estate market specifically; delays in construction and development; demand for hotel condominiums; marketing challenges associated with entering new lines of business; risks related to natural disasters; the pace and extent of the recovery of the New Orleans economy and tourism industry; the successful collection of insurance proceeds and rehabilitation of the New Orleans property; the effect of threats of terrorism and increased security precautions on travel patterns and hotel bookings; the outbreak of hostilities and international political instability; legislative or regulatory changes, including changes to laws governing the taxation of REITs; and changes in generally accepted accounting principles, policies and guidelines applicable to REITs.

Additional risks are discussed in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. The forward-looking statements are made as of the date of this Current Report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements that are required to be filed pursuant to this item will be filed by amendment to this Current Report as soon as practicable, but not later than 71 days after the date that this Current Report is required to be filed.

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(b) Pro forma financial information.

The pro forma financial information that is required to be filed pursuant to this item will be filed by amendment to this Current Report as soon as practicable, but not later than 71 days after the date that this Current Report is required to be filed.

(d) Exhibits.

Exhibit No.	Description
2.1	Purchase and Sale Agreement, dated July 5, 2006, between SHR Scottsdale, L.L.C. and Scottsdale Princess Partnership.

99.1	Press Release dated September 5, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC HOTELS & RESORTS, INC.

September 7, 2006	By:	/s/ Paula Maggio
	Name:	Paula Maggio
	Title:	Vice President, Secretary and General Counsel

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